EXHIBIT A


                            AGREEMENT OF JOINT FILING
                          INTELLIGENT POLYMERS LIMITED
                    COMMON SHARES, $0.01 PAR VALUE PER SHARE

     In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of a Statement on Schedule 13G and any and all amendments thereto, with respect to the above referenced securities and that this Agreement be included as an Exhibit to such filing.

     This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

     WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this 21st day of August, 2000.

                                        YORK SELECT, L.P.

                                        By: DINAN MANAGEMENT, L.L.C.


   /s/ James G. Dinan                   By:  /s/ James G. Dinan
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James G. Dinan                             James G. Dinan
                                           Senior Managing Member



YORK INVESTMENT LIMITED                 YORK INSTITUTIONAL PARTNERS, L.P.

By: DINAN MANAGEMENT CORPORATION,       By: DINAN MANAGEMENT, L.L.C.
    Sub-Manager


By:  /s/ James G. Dinan                 By:  /s/ James G. Dinan
----------------------------------         ------------------------------------
James G. Dinan                             James G. Dinan
President                                  Senior Managing Member



YORK CAPITAL MANAGEMENT, L.P.           YORK PACIFIC INVESTORS UNIT TRUST

By: DINAN MANAGEMENT, L.L.C.            By: YORK OFFSHORE HOLDINGS, L.L.C.


By:  /s/ James G. Dinan                 By:  /s/ James G. Dinan
----------------------------------         ------------------------------------
James G. Dinan                             James G. Dinan
Senior Managing Member                     Senior Managing Member